(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. Approximately 72% of the mortgage loans, as measured versus the compliance sample only, are secured by single family detached residences. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪ “Compliance Review”:	4,039 mortgage loans
▪ “Data Integrity Review”:	4,039 mortgage loans
▪ “Pre-Acquisition Collection Comment Review”:	240 mortgage loans
▪ “Post Close Collection Comment Review”:	1,083 mortgage loans
▪ “Pre-Acquisition Payment History Review”:	4,006 mortgage loans
▪ “Post Close Payment History Review”:	24 mortgage loans
▪ “Tax and Title Review”:	3,562 mortgage loans
▪ “BPO Reconciliation Review”:	830 mortgage loans

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) as defined below:
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned and Re-Performing Loan Criteria, December 18, 2015
Kroll Bond Rating Agency, Inc.	Residential Mortgage ; Loan Review Process, January 09, 2012
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business
Revised U.S. Residential Mortgage Input File Format, Glossary, and Appendix To The Glossary For LEVELS Version 7.43 – June 1, 2015 and “Incorporating Third Party Due Diligence into the US RMBS Rating Process dated March 12, 2012

Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business	Methodology For Seasoned Loans In ; U.S. RMBS Transactions, April 30, 2010

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures,

b)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

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iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06

(IV) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(V) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VI) Federal and state specific late charge and prepayment penalty provisions;

(VII) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Pre-Acquisition Collection Comment Review
AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Post-Acquisition Collection Comment Review
AMC performed a review following acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 12, 24, 25, 36, 37, and 85 month look back for each mortgage loan within the payment history population.

Post-Acquisition Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using at least a 12 month look back for each mortgage loan within the payment history random sample population.

SAFE ACT Review
For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review
As requested by the Client, the title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data contained mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt

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and review of the current owner’s title search results AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners association (“HOA”) liens, the client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

BPO Reconciliation Review
AMC performed a review on the provided BPO Reports and BPO Excel Summary. The BPO reports were compared to the original appraisal and notes in the origination file to verify that the properties were a match. The BPO Reports were also compared to the BPO Excel summary to verify that the individual reports matched the bulk data.

Item 5. Summary of findings and conclusions of review
There were 4,039 mortgage loans in the final compliance population. After all documents were presented, 2,581 (63.90%) of the mortgage loans had exceptions; however, only 705 (17.45%) of the mortgage loans had exceptions that triggered a C or D rating under Fitch’s rating criteria. Of the 4,039 mortgage loans, 2,976 were reviewed by AMCD and 1,063 were reviewed by JCIII.
COMPLIANCE RESULTS SUMMARY (FITCH GRADING CRITERIA; 4,039 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated
Compliance: Event Level	Loan Count	% of Loans
A	1,458	36.10%
B	1,876	46.45%
C	540	13.37%
D	165	4.09%
Total	4,039	100.00%

AMC Diligence, LLC
Compliance: Event Level	Loan Count	% of Loans
A	1,323	44.46%
B	1,210	40.66%
C	289	9.71%
D	154	5.17%
Total	2,976	100.00%

JCIII & Associates, LLC
Compliance: Event Level	Loan Count	% of Loans

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A	135	12.70%
B	666	62.65%
C	251	23.61%
D	11	1.03%
Total	1,063	100.00%

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DATA INTEGRITY REVIEW RESULTS SUMMARY (4,039 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction. The information provided below is based upon the relevant data capture and bid tape elements that were relevant for specific transactions, as may be unique for that transaction, within the reviews that occurred to mortgage loans within the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII at the time of initial review. Some mortgage loans may have multiple data discrepancies.

The large differences in Original P&I, Original Term, Maturity Date, Original Interest Rate, and Origination Date can likely be attributed to a comparison of the origination data gathered by AMC to data that is reflective of the modification in some fields on the tape. This is a common discrepancy found in the data tapes provided on modified mortgage loans. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

AMC Diligence, LLC (2,976 Mortgage Loans)
Field	Loan Count	% of Loans
Original Term	2,680	90.1%
Maturity Date	2,644	88.8%
Original Interest Rate	913	30.7%
Prepayment Penalty	560	18.8%
Origination Date	476	16.0%
Refi Purpose	349	11.7%
Property Type	322	10.8%
Borrower Full Name	272	9.1%
Original P&I	237	8.0%
Borrower SSN	210	7.1%
Original CLTV	205	6.9%
First Payment Date	199	6.7%
Rounding Factor	160	5.4%
Street	158	5.3%
Interest Only	155	5.2%
Appraised Value	121	4.1%
Mod Original Term	116	3.9%
Purpose	108	3.6%
Original LTV	106	3.6%
Coborrower Full Name	104	3.5%
Interest Rate Life Cap	103	3.5%
First Payment Change Date	99	3.3%
Next Payment Change Date	91	3.1%
Borrower First Name	90	3.0%
City	86	2.9%
Coborrower SSN	79	2.7%
Index Type	77	2.6%
Interest Rate Initial Maximum	75	2.5%
Zip	49	1.6%
Amortization Type	40	1.3%
Rounding Method	38	1.3%
Product Description	31	1.0%
Original Loan Amount	22	0.7%
Lookback Period	21	0.7%
Occupancy	20	0.7%

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Field	Loan Count	% of Loans
Mod UPB	18	0.6%
# of Units	16	0.5%
Mod P&I	12	0.4%
County	11	0.4%
Borrower Last Name	8	0.3%
Interest Rate Life Floor	6	0.2%
Index	4	0.1%
Margin	3	0.1%
Coborrower Last Name	2	0.1%
Has Modification?	2	0.1%
Interest Rate Periodic Cap	2	0.1%
Lien Position	2	0.1%
Interest Only Term	1	0.0%
Total	11,103

JCIII & Associates, LLC (1,063 Mortgage Loans)
Field	Loan Count	% of Loans
Borrower #1 FICO/Experian	553	52.02%
LTV per 1)AUS; 2)Manual Approval; 3)1008	271	25.49%
Original P&I	247	23.24%
Origination Date (Closing Date)	199	18.72%
LTV Comb per 1)AUS; 2)Manual Approval; 3)1008	197	18.53%
Address	151	14.21%
Original Stated Rate	147	13.83%
Purpose at origination	145	13.64%
First Rate Change Date	122	11.48%
Stated Maturity Date	111	10.44%
Original First Payment Date	109	10.25%
Documentation Type	99	9.31%
Sales Price	89	8.37%
Amortizing Term	83	7.81%
Orig Appraised Value	81	7.62%
Original Principal Balance	79	7.43%
Property Type	52	4.89%
Maximum Rate (Life Ceiling)	38	3.57%
Rate Cap at First Adj (Up)	36	3.39%
Minimum Rate (Life Floor)	32	3.01%
Margin	28	2.63%
MI Percentage	26	2.45%
Index	24	2.26%
Rate Change Frequency	23	2.16%
Next Rate Change Date	22	2.07%
Modifed Date	16	1.51%
City	14	1.32%
County	13	1.22%
Interest Only Period?	13	1.22%
Occupancy at origination	12	1.13%
Interest Only Term (Months)	10	0.94%
Zip	9	0.85%

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Field	Loan Count	% of Loans
MI Required	8	0.75%
Origination Note Amort Type	5	0.47%
# of Units	4	0.38%
Debt (Back) Ratio From 1008	4	0.38%
Debt (Back) Ratio per 1)AUS; 2)Manual Approval; 3)1008	4	0.38%
Mos to First Adjustment	4	0.38%
Next Pay Change Date	4	0.38%
Original Term	4	0.38%
First Pay Change Date	3	0.28%
MI Company	3	0.28%
Periodic Rate Cap %	3	0.28%
Subordinate Amount	3	0.28%
Calc'd Life Cap	1	0.09%
Debt (Back) Ratio	1	0.09%
First Time Buyer	1	0.09%
Maximum Negam	1	0.09%
Mod Flag	1	0.09%
Total	3,105

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OTHER REVIEW RESULTS SUMMARY (4,039 Mortgage Loans)
Exception Listing
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review. The percentage of mortgage loans reflects the percentage of mortgage loans reviewed by each respective party (AMCD or JCIII) and not the total of all mortgage loans reviewed.

AMC Diligence, LLC
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 grade may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Missing, Incorrect, or Incomplete Initial 1003	283	9.51%
	Missing, Incorrect, or Incomplete HUD-1	98	3.29%
	TIL Finance Charge or APR Tolerance Non-Compliance	32	1.08%
	TIL Right-to-Cancel not provided and/or provided on the wrong form (H-8 vs. H-9)	22	0.74%
	Minnesota Prepayment Penalty Non-Compliant	16	0.54%
	Note Error: Note late charge percentage exceeds maximum per state	15	0.50%
	Missing Document: TIL Final not provided	8	0.27%
	TIL Error: Final TIL signed by all required parties is blank	6	0.20%
	FHA MI or MI Insurance Certification not provided	6	0.20%
	Security Instrument Error: Notary/Security Instrument Date was not provided	5	0.17%
	Federal FACTA Disclosure	2	0.07%
	Missing Note Addendum: Note P&I does not match calculated P&I	2	0.07%
	RESPA 2010 GFE Status	2	0.07%
	Unable to determine Transaction Date	2	0.07%
	Georgia HL Late Charge	2	0.07%
	Per diem disbursement date utilized from a secondary compliance document	1	0.03%
	Borrower signed and dated key mortgage documents prior to date on form	1	0.03%
	Michigan Consumer Mortgage Protection Act Compliance	1	0.03%
	New Jersey Home Loan Late Charge	1	0.03%
	Rhode Island TNB Disclosure	1	0.03%
	Texas Cash-out Itemized Disclosure Timing without Waiver	1	0.03%
	TIL-MDIA 2009 Early TIL Disclosure Status	1	0.03%
Total		508

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JCIII & Associates, LLC
The following exceptions were noted on the mortgage loans included in the Compliance Review as performed by JCIII. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 grade may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	TIL Incomplete	154	14.49%
	Finance Charge under disclosed >$35 for Refinance	124	11.67%
	Finance Charge under disclosed >$100 for Purchase	61	5.74%
	No tolerance fees increased at closing (Adjusted Origination Charges)	34	3.20%
	No tolerance fees increased at closing (Credit or Charge for Interest Rate)	32	3.01%
	Increase in 10% tolerance fees exceeds 10%	24	2.26%
	TIL Missing	24	2.26%
	APR Tolerance under disclosed 0.125	22	2.07%
	HUD-1 Incomplete	17	1.60%
	ROR Missing	15	1.41%
	HUD-1 Estimated	13	1.22%
	ROR Violation Funding date is prior to or equals the ROR End Date	13	1.22%
	Final TIL Date < 6 Days Prior to Origination Date (Non-IO Fixed)	11	1.03%
	Initial TIL Missing	8	0.75%
	No tolerance fees increased at closing (Origination Charge)	6	0.56%
	No tolerance fees increased at closing (Transfer Taxes)	6	0.56%
	State Late Charge Not Standard	6	0.56%
	Federal Higher-Priced Mortgage Loan	5	0.47%
	Initial GFE Missing	5	0.47%
	Note P&I Does Not Equal Final TIL P&I	5	0.47%
	APR Tolerance under disclosed 0.25	4	0.38%
	Change date(s) in TIL rate/payment disclosure inaccurate	4	0.38%
	GFE2 Reason(s) for interest rate-related revision(s) not documented	3	0.28%
	HUD-1 Missing	3	0.28%
	Rescission Period under 3 days	3	0.28%
	TIL ARM Introductory Rate Disclosure inaccurate	3	0.28%
	GFE2 Reason(s) for settlement charge revision(s) not documented	2	0.19%
	Initial TIL Date < 7 Days Prior to Origination Date	2	0.19%
	ROR Incorrect Form - Lender to Lender Not On H9/G9	2	0.19%
	TX Home Equity Loan Disclosure Exception	2	0.19%
	Final TIL Date < 6 Days Prior To Origination Date (Irregular ARM)	1	0.09%
	GFE3 Reason(s) for interest rate-related revision(s) not documented	1	0.09%
	GFE3 Reason(s) for settlement charge revision(s) not documented	1	0.09%
	Note Missing	1	0.09%
	Payment value(s) in TIL Rate/Payment Disclosure inaccurate	1	0.09%
	ROR Incomplete	1	0.09%
	TX Home Equity Loan Provision Violation	1	0.09%
	Violation of TX Equity Out 12 Day Cooling-Off Period	1	0.09%
Total		621

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PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (240 Mortgage Loans)

AMC Consolidated
Of the 240 mortgage loans subject to the Pre-Acquisition Collection Comment Review, 238 had a complete collection comment history and two (2) had incomplete collection comments.  With respect to the mortgage loans where the exception was an EV3, eight (8) were re-performing mortgage loans that had current delinquency, three (3) had mortgage insurance not being paid as required, two (2) were missing modification data, two (2) were performing but had a strong possibility of going delinquent, and four (4) had miscellaneous individually occurring exceptions as detailed below.

Servicing Review Grade	Loan Count	% of Loans
1	195	81.25%
2	26	10.83%
3	19	7.92%
Total	240	100.00%

AMC Diligence, LLC Review (94 Mortgage Loans)
Of the 94 mortgage loans subject to the Pre-Acquisition Collection Comment Review, 93 had a complete collection comment history and one (1) had incomplete collection comments. With respect to the mortgage loans where the exception was an EV3, one (1) was currently in bankruptcy and one (1) had evidence of property damage. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	82	87.23%
2	10	10.64%
3	2	2.13%
Total	94	100.00%

JCIII & Associates, LLC Review (146 Mortgage Loans)
Of the 146 mortgage loans subject to the Pre-Acquisition Collection Comment Review, 145 had a complete collection comment history and one (1) had incomplete collection comments.  With respect to the mortgage loans where the exception was an EV3, eight (8) were re-performing mortgage loans that had current delinquency, three (3) had mortgage insurance not being paid as required, two (2) were missing modification data, two (2) were performing but had a strong possibility of going delinquent, one (1) had a cease and desist request received from the mortgagor or a third party, and one (1) had a gap in the payment history. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	113	77.40%
2	16	10.96%
3	17	11.64%
Total	146	100.00%

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POST ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (1,083 Mortgage Loans)

AMC Diligence, LLC Review (1,083 Mortgage Loans)
Of the 1,083 mortgage loans subject to the Post-Acquisition Collection Comment Review, 1,040 had a complete collection comment history and 43 had incomplete collection comments. With respect to the mortgage loans where the exception was an EV3, deceased borrower(s) or mortgagors were identified on thirteen (13) mortgage loans, potential title issues were noted on eight (8) mortgage loans, evidence of property damage was identified on seven (7) mortgage loans, delinquent taxes were identified on two (2) mortgage loans, and one (1) mortgage loan had a bankruptcy cram down. The remaining three (3) EV3 level exceptions had multiple occurrences of risk factors including: one (1) mortgage loan with a deceased borrower and potential title issues, one (1) mortgage loan with potential litigation and potential title issues, and one (1) mortgage loan with property damage and a deceased borrower.

No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	1,039	95.94%
2	10	0.92%
3	34	3.14%
Total	1,083	100.00%

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PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (4,006 Mortgage Loans)

AMC Consolidated
A Pre-Acquisition Payment History Review was completed on 4,006 mortgage loans of which 2,298 mortgage loans (representing 57.36% of the mortgage loans reviewed) had no delinquencies within the lookback period and 1,708 mortgage loans (representing 42.64% of the mortgage loans reviewed) showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	2,298	57.36%
1 or more	1,708	42.64%
Total	4,006	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	85	2.12%
Twenty-Four (24) Months	1,953	48.75%
Twenty-Five (25) Months	6	0.15%
Thirty-Six (36) Months	1,949	48.65%
Thirty-Seven (37) Months	12	0.30%
Eight-Five (85) Months	1	0.02%
Total	4,006	100.00%

AMC Diligence, LLC Review (2,976 Mortgage Loans)
AMCD conducted a Pre-Acquisition Payment History Review on 2,976 mortgage loans of which 1,497 mortgage loans (representing 50.30% of the mortgage loans reviewed) had no delinquencies within the lookback period and 1,479 mortgage loans (representing 49.70% of the mortgage loans reviewed) showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	1,497	50.30%
1 or more	1,479	49.70%
Total	2,976	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	1	0.03%
Twenty-Four (24) Months	1,832	61.56%
Twenty-Five (25) Months	6	0.20%
Thirty-Six (36) Months	1,124	37.77%
Thirty-Seven (37) Months	12	0.40%
Eight-Five (85) Months	1	0.03%
Total	2,976	100.00%

JCIII & Associates, LLC Review (1,030 Mortgage Loans)
JCIII conducted a Pre-Acquisition Payment History Review on 1,030 mortgage loans of which 998 had complete pay history strings and thirty-two (32) had incomplete pay history strings. Of this mortgage loans, 801 mortgage loans (representing 77.77% of the mortgage loans reviewed) had no delinquencies within the lookback period and 229 mortgage loans (representing 22.23% of the mortgage loans reviewed) showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	801	77.77%
1 or more	229	22.23%
Total	1,030	100.00%

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Lookback Period	Loan Count	% of Loans
Twelve (12) Months	84	8.16%
Twenty-Four (24) Months	121	11.75%
Thirty-Six (36) Months	825	80.10%
Total	1,030	100.00%

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POST-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (24 Mortgage Loans)
A 12 month Post-Acquisition Payment History Review was completed on twenty-four (24) mortgage loans of which; twenty (20) mortgage loans (representing 83.33% of the mortgage loans reviewed) had no delinquencies within the lookback period and four (4) mortgage loans (representing 16.67% of the mortgage loans reviewed) showed evidence of one or more delinquencies during the lookback period. All reviews were completed by AMCD.

Delinquency During Lookback	Loan Count	% of Loans
0	20	83.33%
1 or more	4	16.67%
Total	24	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	24	100.00%
Total	24	100.00%

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TAX AND TITLE REVIEW SUMMARY (3,562 Mortgage Loans)

AMC Consolidated
As part of the due diligence services, Client provided AMC with identifying data on 3,562 mortgage loans. There were 367 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, seventeen (17) mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. The remaining 350 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 3,195 mortgage loans.

AMC Diligence, LLC Review (2,685 Mortgage Loans)
During the course of AMCD’s review, 287 mortgage loans with critical exceptions were found. Of these mortgage loans, fourteen (14) mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. The remaining 273 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy. AMCD determined from a review of the current owner’s title search there were no critical exceptions on the remaining 2,398 mortgage loans.

JCIII & Associates, LLC Review (877 Mortgage Loans)
During the course of JCIII’s review, 80 mortgage loans with critical exceptions were found. Of these mortgage loans, three (3) mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. The remaining 77 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy.  JCIII determined from a review of the current owner’s title search there were no critical exceptions on the remaining 797 mortgage loans.

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BPO RECONCILIATION REVIEW SUMMARY (830 Mortgage Loans)
A BPO Reconciliation Review was completed on 830 BPO reports.  There were no discrepancies found in the property addresses included in the BPO reports. Additionally there were no discrepancies between the individual BPO reports and the BPO Excel Summary data. All BPO Reconciliation Reviews were performed by AMCD.

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ADDITIONAL SUMMARY (AMCD Population of 2,976 Mortgage Loans)
Purpose	Loan Count	% of Loans
Refinance Cash-out - Debt Consolidation	897	30.14%
Refinance Cash-out - Other	812	27.28%
Purchase	761	25.57%
Refinance Rate/Term	463	15.56%
Refinance Cash-out - Home Improvement	29	0.97%
Construction-Permanent	12	0.40%
Construction	1	0.03%
Refinance Limited Cash-out GSE	1	0.03%
Total	2,976	100.00%

Property Ty[e	Loan Count	% of Loans
Single Family Detached	2,232	75.00%
PUD	341	11.46%
Condo (Low Rise)	150	5.04%
2 Family	70	2.35%
PUD Attached	44	1.48%
Townhouse	41	1.38%
Single Family Attached	22	0.74%
Manufactured Housing	17	0.57%
Unknown	16	0.54%
3 Family	14	0.47%
Condo (High Rise)	14	0.47%
Co-op	7	0.24%
4 Family	6	0.20%
De minimis PUD	1	0.03%
Mobile Home	1	0.03%
Total	2,976	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	2,974	99.93%
2	2	0.07%
Total	2,976	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	1,767	59.38%
Adjustable	1,209	40.63%
Total	2,976	100.00%

Term	Loan Count	% of Loans
360	2,711	91.10%
240	87	2.92%
180	84	2.82%
480	39	1.31%
300	17	0.57%
120	11	0.37%
84	3	0.10%
336	3	0.10%

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Term	Loan Count	% of Loans
60	2	0.07%
312	2	0.07%
337	2	0.07%
144	1	0.03%
168	1	0.03%
192	1	0.03%
216	1	0.03%
225	1	0.03%
228	1	0.03%
252	1	0.03%
282	1	0.03%
288	1	0.03%
307	1	0.03%
308	1	0.03%
309	1	0.03%
324	1	0.03%
329	1	0.03%
351	1	0.03%
Total	2,976	100.00%

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ADDITIONAL SUMMARY (JCIII Population of 1,063 Mortgage Loans)
Purpose	Loan Count	% of Loans
Purchase	389	36.59%
Cashout Refi	291	27.38%
Rate/Term Refi	278	26.15%
Construction To Perm	105	9.88%
Total	1,063	100.00%

Property Type	Loan Count	% of Loans
Single Family	674	63.41%
PUD Detached	163	15.33%
Low Rise Condo (<5 Floors)	70	6.59%
2 Family	51	4.80%
High Rise Condo (>8 Floors)	26	2.45%
Co-op	21	1.98%
PUD Attached	17	1.60%
3 Family	15	1.41%
Single Family Attached	12	1.13%
4 Family	6	0.56%
Manufactured (Double-Wide)	3	0.28%
Mid Rise Condo (6-7 Floors)	3	0.28%
Manufactured (Single-Wide)	1	0.09%
Townhouse	1	0.09%
Total	1,063	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	1,063	100.00%
Total	1,063	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	829	77.99%
ARM	234	22.01%
Total	1,063	100.00%

Term	Loan Count	% of Loans
360	870	81.84%
180	98	9.22%
240	34	3.20%
300	23	2.16%
120	18	1.69%
480	8	0.75%
60	3	0.28%
312	2	0.19%
84	1	0.09%
228	1	0.09%
288	1	0.09%
298	1	0.09%
324	1	0.09%
348	1	0.09%
351	1	0.09%
Total	1,063	100.00%

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